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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HemaCare Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 HEMACARE CORPORATION

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 27, 2009

        The 2009 annual meeting of the shareholders (the "Meeting") of HemaCare Corporation (the "Company") will be held on Wednesday, May 27, 2009, at 8:00 a.m. (local time), at the Company's corporate headquarters located at 15350 Sherman Way, Suite 350, Van Nuys, California 91406, for the following purposes:

  1.
  Election of Directors.    To elect six persons to the Board of Directors of the Company to serve until the annual meeting of shareholders to be held in 2010, or until their respective successors have been elected and qualified. The following persons are the Board of Directors' nominees: Julian L. Steffenhagen, Steven B. Gerber, M.D., Teresa S. Sligh, M. D., Terry Van Der Tuuk, John P. Doumitt and Robert S. Chilton.

  2.
  Ratification of the Appointment of Independent Registered Public Accounting Firm.    To ratify the selection of Stonefield Josephson, Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

  3.
  Other Business.    To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

        Only holders of record of Common Stock of the Company at the close of business on April 13, 2009 (the "Shareholders") will be entitled to notice of and to vote, in person or by proxy, at the Meeting or any continuation, adjournment or postponement thereof.

        The Proxy Statement, which accompanies this Notice, contains additional information regarding the proposals to be considered at the Meeting, and Shareholders are encouraged to read it in its entirety.

        As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials will be first mailed to Shareholders on or about April 20, 2009.

        To ensure that your shares may be represented at the Meeting and to assure the presence of a quorum, please complete, date and sign the enclosed Proxy and return it promptly in the self-addressed, stamped envelope enclosed for that purpose, whether or not you expect to attend the Meeting in person.

By Order of the Board of Directors,
Robert S. Chilton, Secretary

Van Nuys, California
April 20, 2009

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

 HEMACARE CORPORATION
15350 Sherman Way, Suite 350
Van Nuys, CA 91406
(818) 226-1968

 PROXY STATEMENT

 GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HemaCare Corporation (the "Company") for use at the 2009 annual meeting of the shareholders of the Company (the "Meeting") to be held at the Company's corporate headquarters, 15350 Sherman Way, Suite 350, Van Nuys, California 91406, on Wednesday, May 27, 2009, at 8:00 a.m. (local time) and at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders.

        Only holders of record of the Company's Common Stock (the "Shareholders") at the close of business on April 13, 2009 (the "Record Date") are entitled to notice of and to vote, in person or by proxy, at the Meeting and any continuation, adjournment or postponement thereof.

        The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card (the "Proxy") will first be mailed to Shareholders on or about April 20, 2009.

Matters to be Considered

        The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors.    To elect six persons to the Board of Directors of the Company to serve until the annual meeting of shareholders to be held in 2010, or until their respective successors have been elected and qualified. The following persons are the Board of Directors' nominees:

      Julian L. Steffenhagen
      Steven B. Gerber, M.D.
      Teresa S. Sligh, M.D.
      Terry Van Der Tuuk
      John P. Doumitt
      Robert S. Chilton

  2.
  Ratification of the Appointment of Independent Registered Public Accounting Firm.    To ratify the selection of Stonefield Josephson, Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

  3.
  Other Business.    To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Method of Voting

        Shareholders can vote by proxy or by attending the Meeting and voting in person. A proxy card (the "Proxy") is enclosed. If you vote by means of the Proxy, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Proxy may be returned in the postage-paid envelope provided. John P. Doumitt, the designated proxyholder (the "Proxyholder"), is a member of the Company's management. If you hold Common Stock in "street name," you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

        If a Proxy is properly signed, dated and returned and is not revoked, the Proxy will be voted at the Meeting in accordance with the Shareholder's instructions indicated on the Proxy. If no instructions are indicated on the Proxy, the Proxy will be voted "FOR" the election of the Board of Directors' nominees, "FOR" ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009 and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Meeting or any continuation, adjournment or postponement thereof.

Revocation of Proxies

        You may revoke a Proxy at any time before it is exercised by filing a written revocation, or a duly executed proxy bearing a later date, with the Company's Secretary at our principal executive offices located at 15350 Sherman Way, Suite 350, Van Nuys, California 91406 prior to the commencement of the Meeting. You may also revoke a Proxy by attending the Meeting and voting in person. Shareholders whose shares are held in "street name" should consult with their broker or nominee concerning the method for revoking their Proxy.

Voting Rights

        At the close of business on the Record Date, there were 10,002,339 shares of Common Stock outstanding, which constitute all of the outstanding voting securities of the Company.

        A majority of the shares of Common Stock, issued and outstanding and entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Votes withheld, abstentions and "broker non-votes" (as defined below) will be counted for purposes of determining the presence of a quorum.

        Each Shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date, on each matter presented to the Shareholders at the Meeting, except that in the election of directors, each Shareholder has the right to cumulate votes. Shareholders may cumulate votes only if the candidates' names have been properly placed in nomination prior to commencement of voting and a Shareholder has given notice prior to commencement of voting of his or her intention to cumulate votes, in which case all Shareholders may cumulate their votes. Cumulative voting entitles every Shareholder to a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such Shareholder. The Shareholder may cast all of such votes for one candidate or may distribute such votes among as many candidates as the Shareholder thinks fit. The Board of Directors is soliciting authority to cumulate votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose.

        In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Each matter described in this Proxy Statement, other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, unless otherwise required by law. An abstention with respect to any matter presented to the Shareholders, other than the election of directors, and a broker non-vote with respect to any matter presented to the Shareholders, will not be included in the number of shares counted as being present for the purposes of voting on such proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

        Of the shares of Common Stock outstanding at the close of business on the Record Date, 2,643,835 shares of Common Stock (approximately 26.4% of the issued and outstanding shares of Common Stock) were owned by directors and executive officers of the Company. These persons have informed the Company that they will vote "FOR" the election of the nominees to the Board of Directors identified herein, and "FOR" ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

        Brokers holding Common Stock in "street name" who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Shareholders. If any such broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a proxy to vote such Common Stock in his discretion in the election of directors and the ratification of the appointment of the Company's independent registered public accounting firm. However, brokers or nominees do not have discretion to vote on certain other proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client's shares on some but not all proposals, the missing votes are referred to as "broker non-votes." If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, in its discretion, vote such shares "FOR" the election of the Board of Directors' nominees, and "FOR" the ratification of Stonefield Josephson, Inc. as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2009.

Solicitation of Proxies

        This Proxy solicitation is made by the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies. If it appears desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Shareholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, e-mail or in person to request that Proxies be furnished. No additional compensation will be paid for these services. The Company will furnish copies of solicitation materials to banks, brokerage houses, custodians, nominees, and others to be forwarded to the beneficial owners of Common Stock held in their names. The Company will reimburse banks, brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. The cost of soliciting Proxies for the Meeting is estimated at $10,000.

Other Business

        As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional Proxies in favor of the recommendations of the Board of Directors, the Proxyholder intends to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstances arise which prevent such nominee from serving in such position and to vote such Proxy for such substitute nominee.

Procedures for Shareholder Proposals

        The Company's Bylaws provide that a shareholder who wishes to present a proposal at a shareholders' meeting must, among other things, provide (i) written notice of the proposal to the Secretary of the Company not less than 90 days before the meeting or, if later, the seventh day following the first public announcement of the date of the meeting, (ii) a brief description of the proposal and the reasons for conducting such business at the meeting, (iii) the name and address as they appear on the Company's books of the shareholder proposing such business, (iv) the class and number of shares of the Company which are beneficially owned by the shareholder, and (v) any material interest of the shareholder in such business. In addition, the shareholder making such proposal shall promptly provide any other information reasonably required by the Company.

Procedures for Shareholder Nominations

        Nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors. However, a shareholder may nominate a person for election as a director at a meeting only if written notice of such shareholder's intent to make such nomination has been given to the Secretary of the Company no later than the latter to occur of either (a) 90 days in advance of such meeting, or (b) the seventh day following the first public announcement of the date of such meeting. Each such notice must include: (1) the name and address of the shareholder who intends to make the nomination and the name and address of the person or persons to be nominated, (2) a representation that the shareholder is a beneficial owner of stock of the Company entitled to vote at the meeting, and that the shareholder intends to appear in person or by proxy at the meeting and to nominate the person or persons specified in the notice, (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (4) such other information regarding each nominee proposed by such shareholder as would be required to be included in the Proxy Statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (5) the consent of each intended nominee named in the notice to serve as a director of the Company if so elected. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Company. The chairman of any meeting of shareholders shall direct that any nomination not made in accordance with the foregoing procedures will be disregarded.

Security Ownership of Principal Shareholders and Management

        The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date by (i) all persons known to the Company to own beneficially more than 5% of the outstanding Common Stock (other than depositories), (ii) each director and director nominee of the

Company, (iii) each Named Executive Officer (as defined herein), and (iv) all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)		Percentage Owned(3)
Steven B. Gerber, M.D.	1,008,750	(4)	10.1%
James G. Wolf	920,000	(5)	9.2%
John W. Egan	775,497	(6)	7.6%
Gil and Oly Avidar	706,901	(7)	7.1%
Terry Van Der Tuuk	706,250	(8)	7.1%
D Carnegie & Co AB	608,400	(9)	6.1%
Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC	553,025	(10)	5.5%
Julian L. Steffenhagen	325,000	(11)	3.2%
Robert S. Chilton	287,200	(12)	2.9%
John P. Doumitt	235,385	(13)	2.4%
Teresa S. Sligh, M.D.	81,250	(14)	*
All executive officers and directors as a group (6 persons)	2,643,835	(15)	26.4%

*
Less than 1%

(1)
The address for Mr. Wolf is 35 Orchard Lane, Rye, New York 10580. The address for D Carnegie & Co AB is c/o Carnegie Investment Bank AB, Vastra Tradgardsgatan 15, SE-103 38, Stockholm, Sweden. The address for Mr. Egan is 4612 Pine Valley Drive, Frisco, Texas, 75034. The address for Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC is 15 East 5th Street, Tulsa, Oklahoma, 74013. The address for Gil and Oly Avidar is 6500 Lyons Street, Morton Grove, Illinois. The address for Messrs. Steffenhagen, Van Der Tuuk, Doumitt and Chilton, and Drs. Gerber and Sligh is 15350 Sherman Way, Suite 350, Van Nuys, California 91406.

(2)
Except as set forth below, the named shareholder has sole voting power and investment power with respect to the shares listed, subject to community property laws where applicable. The Company is not aware if any of the shares in the table above have been pledged as security.

(3)
Based on 10,002,339 shares of Common Stock outstanding on the Record Date. Under Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the Exchange Act, shares of Common Stock, which the person (or group) has the right to acquire within 60 days after the Record Date, are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group), but are not deemed to be outstanding as to any other person or group. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(4)
Consists of 825,000 shares held in a trust of which Dr. Gerber and Barbara Gerber are both trustees and share voting and investment power, and 183,750 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(5)
According to a Schedule 13G/A filed with the Securities and Exchange Commission on February 24, 2009, Mr. Wolf has sole voting and investment power with respect to the shares listed.

(6)
According to a Schedule 13D/A filed with the Securities and Exchange Commission on March 19, 2004, Mr. Egan has sole voting and investment power with respect to the shares listed.

(7)
According to a Schedule 13G filed with the Securities and Exchange Commission on October 25, 2007, Gil and Oly Avidar have entered into a Joint Filing Agreement, and have shared voting and investment power with respect to the shares listed.

(8)
Consists of 300,000 shares of Common Stock held by Mr. Van Der Tuuk, 75,000 shares held in a trust of which Mr. Van Der Tuuk is trustee and has sole voting and investment power, 200,000 shares of Common Stock held by Mr. Van Der Tuuk and Diane Van Der Tuuk, as join tenants with a right of survivorship, and 131,250 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(9)
Pursuant to a Joint Filing Agreement among Carnegie Fund Management Company S.A. which is a wholly owned subsidiary of Banque Carnegie Luxembourg S.A., which in turn is a wholly owned subsidiary of Carnegie Investment Bank AB, which in turn is a wholly owned subsidiary of D Carnegie & Co. AB, a Schedule 13G/A was filed with the Securities and Exchange Commission on February 13, 2009 that indicates the filers share voting power and investment power with respect to the shares listed. Carnegie Investment Bank AB is the investment manager for Carnegie Fund Management Company S.A.

(10)
According to a Schedule 13D filed with the Securities and Exchange Commission on February 17, 2009, Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC, jointly acquired 553,025 shares of Common Stock. Steven J. Heyman and James F. Adelson are both managers of Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC.

(11)
Consists of 15,000 shares of Common Stock and 310,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(12)
Consists of 47,200 shares of Common Stock and 240,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(13)
Consists of 215,385 shares of Common Stock and 20,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date

(14)
Consists of shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(15)
Includes 966,250 shares that directors and executive officers have the right to acquire within 60 days after the Record Date, upon exercise of stock options. There are 288,750 shares that directors and executive officers will have the right to acquire upon exercise of stock options that are exercisable in installments more than 60 days after the Record Date.

 PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Bylaws provide that the number of directors of the Company shall be five until changed by an amendment to the Bylaws duly adopted by the Board of Directors, but shall not be less than five nor more than nine. The Board of Directors has fixed the number of directors at six. Each director elected at the Meeting will hold office until the annual meeting of shareholders to be held in 2010, or until his or her respective successor has been elected and qualified. All nominees have indicated their willingness to serve and, unless otherwise instructed, the Proxyholder will vote the Proxies in such a way as to elect as many of these nominees as possible under applicable voting rules. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement, the Proxies will be voted for the election of any substitute nominee who may be designated by the Board of Directors. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

        Each of the following persons has been nominated by the Board of Directors for election as a director to hold office until the annual meeting of shareholders to be held in 2010, or until his or her respective successor has been elected and qualified:

      Julian L. Steffenhagen
      Steven B. Gerber, M.D.
      Teresa S. Sligh, M.D.
      Terry Van Der Tuuk
      John P. Doumitt
      Robert S. Chilton

        None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company, and except as set forth below, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" THE BOARD OF DIRECTORS' NOMINEES.

Director Nominees, Executive Officers and Key Employees

        The following table sets forth certain information concerning the director nominees, executive officers and key employees of the Company.

Name	Age	Position
Julian L. Steffenhagen(1)(2)(3)(4)	65	Chairman and Director
Steven B. Gerber, M.D.(1)(3)(4)	55	Director
Teresa S. Sligh, M.D.(2)(3)	47	Director
Terry Van Der Tuuk(1)(2)(4)	68	Director
John P. Doumitt	45	Chief Executive Officer, General Manager—Blood Products and Director
Robert S. Chilton	51	Executive Vice President, Chief Financial Officer, General Manager—Blood Services, Corporate Secretary and Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Quality Assurance Committee

(4)
Member of the Corporate Governance and Nominating Committee

        Julian L. Steffenhagen has been a director of the Company since December 1997 and Chairman of the Board since October 2002. From June 2007 to October 2008, he served as the Interim Chief Executive Officer of the Company. In 2007, Mr. Steffenhagen retired as Senior Vice President from Beckman Coulter, Inc., an international manufacturer of laboratory equipment and diagnostic reagents. During a 27 year career with Beckman Coulter he held several management positions in operations and corporate functions. He received Bachelor of Science and Master of Science degrees in Mechanical Engineering and a Master of Business Administration degree from the University of Michigan, and is a professional engineer. In October 2002, Mr. Steffenhagen completed the National Association of Corporate Directors Director Professionalism course. In May 2007, Mr. Steffenhagen successfully completed the UCLA Directorship Training and Certification program. He is chair of the Corporate Governance and Nominating Committee, and also is a member of the Audit, Compensation and Quality Assurance committees.

        Steven B. Gerber, M.D. has been a director of the Company since October 2003. He is presently a private investor and consultant. From 2003 to 2007, Dr. Gerber was Director of Research at Wedbush Morgan Securities, and from 1990 through 2002, was Head of Healthcare Research and a Pharmaceutical Industry Analyst at CIBC World Markets. Dr. Gerber earned his Master of Business Administration degree in Finance at the University of California, Los Angeles, his M.D. degree at Tufts University and his Bachelor of Arts degree in Psychology at Brandeis University. In October 2007, Dr. Gerber successfully completed the UCLA Directorship Training and Certification program.            Dr. Gerber is chair of the Audit Committee, and is also a member of the Quality Assurance and Corporate Governance and Nominating committees.

        Teresa S. Sligh, M.D. has been a director of the Company since May 2006. Since 2003, Dr. Sligh has been the President and Medical Director of Translational Research Group, Inc., a clinical research consulting company, and from 2001 to 2003, served as the Chief Medical/Strategy Officer for Capital Technology Information Services, Inc., a clinical research information support company. Dr. Sligh completed two years of post graduate medical training in Internal Medical at Presbyterian Hospital of Dallas, Texas, and earned her M.D. degree at Texas A&M College of Medicine. She received her Bachelor of Science degree in Biochemistry from the University of New Mexico. In May 2007, Dr. Sligh successfully completed the UCLA Directorship Training and Certification program. Dr. Sligh is chair of the Quality Assurance Committee, and is also a member of the Compensation Committee.

        Terry Van Der Tuuk has been a director of the Company since May 2003. Since 1994, Mr. Van Der Tuuk has held the position of Vice Chairman of Graphic Technology, a barcode label company, which was listed on the American Stock Exchange and sold to Nitto-Denko Corporation in 1989. He is President of VanKan, Inc, a Kansas based venture capital firm which invests in privately held companies in the Midwest area. Mr. Van Der Tuuk served on several educational boards, including The Wharton School, University of Pennsylvania, and currently serves on the boards of several privately held companies. Mr. Van Der Tuuk received his Bachelor of Science degree from Michigan State University and his Master of Business Administration degree from The Wharton School, University of Pennsylvania. In May 2007, Mr. Van Der Tuuk successfully completed the UCLA Directorship Training and Certification program. Mr. Van Der Tuuk is chair of the Compensation Committee, and is also a member of the Audit and Corporate Governance and Nominating committees.

        John P. Doumitt has been Chief Executive Officer and a director of the Company since October 2008. From November 2007 to October 2008, Mr. Doumitt was Executive Vice President and General Manager—Blood Products of the Company. Previously Mr. Doumitt was Vice President, Operations at Activus Healthcare Solutions from January 2007 to June 2007, Senior Director, Operations Finance,

North America for Ingram Micro from 2005 to 2007 and Director, Field Services for Cardinal Health, Nuclear Pharmacy Services, formerly Syncor International Corporation, from 1998 through the end of 2004. Mr. Doumitt received his Bachelor of Science degree in Industrial Engineering from the University of Southern California, and his Masters degree in Management from Purdue University, and is a registered Professional Engineer in Industrial Engineering. In October 2008, Mr. Doumitt successfully completed the UCLA Directorship Training and Certification program.

        Robert S. Chilton has been Executive Vice President, Chief Financial Officer and Corporate Secretary since October 2003, and a director of the Company since October 2008. Mr. Chilton has also served as the Company's General Manager—Blood Services since October 2008. From 1999 to 2003, Mr. Chilton was Executive Vice President and Chief Financial Officer for Preferred Health Management, Inc, a workers' compensation specialty health care services company. From 1997 through 1999, he was Chief Financial Officer for OrthAlliance, Inc., a publicly traded management services organization for orthodontic practices. In addition, Mr. Chilton previously was with KPMG Peat Marwick. Mr. Chilton received his Master of Business Administration and Bachelor of Arts degrees from the University of California, Los Angeles and is a Certified Public Accountant. In October 2007, Mr. Chilton successfully completed the UCLA Directorship Training and Certification program.

Committees of the Board

        The Board of Directors has four standing committees. Each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee is an "independent director" as defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc. Each member of the Audit Committee is also "independent" as that term is defined under the rules of the SEC.

  Audit Committee

        Steven B. Gerber, M.D. chairs the Audit Committee, and its members are Julian L. Steffenhagen and Terry Van Der Tuuk. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding (i) the Company's accounting and system of internal controls, (ii) the quality and integrity of the Company's financial reports and (iii) the independence and performance of the Company's outside auditors. In 2001, the Audit Committee recommended, and the Board of Directors of the Company adopted, a written charter for the Audit Committee, which was revised in March 2004, and again in March 2007. In March 2009, the Audit Committee reviewed and did not propose any changes to the charter for the Audit Committee. The Board of Directors has determined that Terry Van Der Tuuk qualifies as an "audit committee financial expert" as defined under the rules of the SEC.

  Compensation Committee

        Terry Van Der Tuuk chairs the Compensation Committee, and its members are Teresa S. Sligh, M.D. and Julian L. Steffenhagen. The purpose of the Compensation Committee is to help to (i) review and approve corporate goals and objectives relevant to compensation of the executive officers, (ii) to evaluate the performance of the executive officers in light of those goals and objectives, (iii) to determine and approve the compensation level of the executive officers based on this evaluation, and (iv) to make recommendations to the Board of Directors with respect to incentive compensation plans and equity-based plans. In March 2009, the Compensation Committee reviewed and did not propose any changes to the charter for the Compensation Committee previously adopted by the Board of Directors.

  Corporate Governance and Nominating Committee

        Julian L. Steffenhagen chairs this committee, and its members are Steven B. Gerber, M.D. and Terry Van Der Tuuk. The principal purposes of Corporate Governance and Nominating Committee are to ensure that (i) the Board of Directors is appropriately constituted to meet its fiduciary obligations to shareholders and the Company, and (ii) the Company has and follows appropriate governance standards. To carry out its purposes, the Committee (i) identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board, (ii) recommends the director nominees to be selected by the Board of Directors for the next annual meeting of shareholders, (iii) develops and recommends to the Board of Directors corporate governance principles applicable to the Company, and (iv) oversees the evaluation of the Board of Directors and management. The Committee reviews and reports to the Board of Directors on a periodic basis with regard to matters of corporate governance. In March 2005, the Corporate Governance and Nominating Committee recommended, and the Board of Directors adopted, a revised charter for the committee. In March 2009, the Corporate Governance and Nominating Committee reviewed and did not propose any changes to the charter for the Corporate Governance and Nominating Committee previously adopted by the Board of Directors.

  Quality Assurance Committee

        Teresa S. Sligh, M.D. chairs the Quality Assurance Committee, and its members are Steven B. Gerber, M.D. and Julian L. Steffenhagen. The primary purpose of the Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibilities regarding the Company's quality assurance system of internal audits and error management and the performance of the Company with respect to external inspections.

  Charters of the Committees

        Each committee has recommended, and the Board of Directors has adopted, and may amend from time to time, written charters for the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Quality Assurance Committee, copies of which are available on the Company's website at www.hemacare.com.

Communications with the Board of Directors

        Shareholders may communicate with the chair of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, or the Quality Assurance Committee, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company's office at 15350 Sherman Way, Suite 350, Van Nuys, California, 91406.

        Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

        Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be delivered to the hotline.

Meetings and Attendance

        The Board of Directors met seven times during 2008. All the directors attended at least 75% of the aggregate number of Board of Director and committee meetings held during 2008, or the period in which such individual was a director of the Company and served on such committee. In 2008, the Audit Committee met four times, the Compensation Committee met once, the Quality Assurance Committee met three times and the Corporate Governance and Nominating Committee met once.

        It is the policy of the Company to require members of its Board of Directors to attend the annual meeting of shareholders, with the exception of emergencies. Each director attended the 2008 annual meeting of shareholders.

Nominating Procedures and Criteria

        Director candidates are considered based on various criteria, such as relevant business and industry experience and personal integrity and judgment. The Corporate Governance and Nominating Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an "audit committee financial expert," as defined in the SEC's rules. There are no differences in the manner in which the committee evaluates nominees for director recommended by a shareholder. In addition, the committee believes that the following specific qualities and skills are necessary for all directors to possess:

  •
  A director should be highly accomplished in his or her respective field.

  •
  A director should have expertise and experience relevant to the Company's business and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

  •
  A director must have time available to devote to board activities.

  •
  A director should have demonstrated the ability to work well with others.

  •
  A director should have demonstrated a track record of sound judgment and broad perspective.

  •
  A director should have demonstrated strong integrity and high business ethics.

  •
  A director must have intellectual curiosity and a willingness to challenge the status quo.

  •
  A non-employee director must be independent, have no conflicts of interest and clear objectivity in making decisions for the benefit of the shareholders.

        The committee considers suggestions from many sources, including shareholders, regarding possible candidates provided such suggestions are made in accordance with the procedures set forth in the Company's Bylaws and described under "General Information—Procedures for Shareholder Nominations" above. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. The Company does not pay any third party to assist in the process of identifying and evaluating candidates.

        Each director nominee named in this Proxy Statement was recommended for election by the committee and has been selected by the Board of Directors. The Board of Directors has not received any notice of a proposed director nominee in connection with this Meeting from any shareholder.

Compensation of Directors

        The following table sets forth the compensation paid to the Company's non-employee directors for their service in 2008:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($)(1) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Steven B. Gerber, M.D.	$23,000	—	$9,000	—	—	—	$32,000
Teresa S. Sligh, M.D.	$21,000	—	$6,000	—	—	—	$27,000
Terry Van Der Tuuk	$21,000	—	$6,000	—	—	—	$27,000

(1)
The amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment ("SFAS 123(R)"). See Note 2 to the Company's audited financial statements for the fiscal year ended December 31, 2008, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2009, for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to SFAS 123(R).

        Directors who are not employees of the Company receive $1,500 and reimbursement of reasonable travel expenses for each meeting of the Board of Directors attended and $300 for each telephonic meeting of the Board of Directors in which he or she participates. Each non-employee director also receives a quarterly retainer of $2,500.

        The Chairman of the Board receives $2,400 for each meeting of the Board of Directors attended. The Chair of the Audit Committee receives $2,100 for each meeting of the Board of Directors attended.

        Directors do not receive any compensation for meetings of committees of the Board of Directors in which they participate, whether in person or by telephone, except for the Chair of the committee who receives $300 for each telephonic meeting which is held on a day on which no meeting of the Board of Directors is held. Each non-employee director receives $1,500 for each day the non-employee director is involved in conducting Company business, excluding Board or committee meetings, at the request of the Board or any committee of the Board.

        Each person who has not previously served as a director of the Company and who is initially elected or appointed as a non-employee director is granted a vested option to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the closing price on the date of grant. Additionally, non-employee directors receive a vested stock option to purchase 25,000 shares of Common Stock for each year of service at an exercise price equal to the closing price on the date of grant. The Chairman of the Board receives an annual stock option to purchase 40,000 shares of Common Stock, and the Chair of the Audit Committee receives an annual stock option to purchase 35,000 shares of Common Stock. Each person who has not previously served on the Board of Directors of the Company, and who is initially elected or appointed as a non-employee director, is granted an option to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the closing price on the date of grant. Such shares shall vest in four equal increments at the end of each calendar quarter following the initial grant. The initial grant will be prorated based upon the quarters served during the first calendar year of service, if less then four quarters. Following the initial grant, directors are entitled to an annual grant of stock options to purchase 25,000 shares of common stock, and the Chairman of the Board and the Chair of the Audit Committee are entitled to an annual grant of stock options to purchase 40,000 shares or 35,000 shares, respectively. Such annual grants shall vest in four equal increments at the end of each calendar quarter that the director continued to serve on the Board of Directors following such annual. The Board of Directors can change the compensation of directors at any time.

 SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the fiscal years ended December 31, 2008 and 2007. The Named Executive Officers are the Company's Chief Executive Officer and Chief Financial Officer ranked by their total compensation in the table below (reduced by the amount in column (h)):

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(2) (i)	Total ($) (j)
John P. Doumitt(4)	2008	$231,000	—	$30,000	$39,000	—	—	$12,000	$312,000
Chief Executive Officer
and General Manager—
Blood Products
Robert S. Chilton(5)	2008	$211,000	—	$12,000	$26,000	—	—	$11,000	$260,000
Executive Vice President,	2007	$200,000	—	—	$56,000	—	—	$7,000	$263,000
Chief Financial Officer,
General Manager—Blood
Services and Corporate
Secretary
Julian L. Steffenhagen(3)	2008	$163,000	—	—	$10,000	—	—	$24,000	$197,000
Chairman of the Board	2007	$129,000	—	—	$76,000	—	—	$27,000	$232,000
and Former Interim Chief
Executive Officer

(1)
The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008 and 2007, in accordance SFAS 123(R). See Note 2 to the Company's audited financial statements for the fiscal year ended December 31, 2008, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2009, for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to SFAS 123(R).

(2)
Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses, including, but not limited to, automobile allowances, supplemental life and disability insurance, health insurance, and contributions under the HemaCare Corporation 401(k) Profit Sharing Plan. The amount shown in column (i) for "All Other Compensation" consists of the following:

	Year	Mr. Steffenhagen	Mr. Doumitt	Mr. Chilton
Automobile allowance	2008	—	$8,000	$4,000
	2007	—	—	$2,000
Supplemental life and disability insurance	2008	—	$1,000	$1,000
	2007	—	—	$1,000
Health and dental insurance	2008	—	$3,000	$6,000
	2007	—	—	$4,000
Company contributions to HemaCare Corporation 401(k) Profit Sharing Plan	2008	—	—	—
	2007	—	—	—
Director's Compensation	2008	$24,000	—	—
	2007	$27,000	—	—
Total	2008	$24,000	$12,000	$11,000
	2007	$27,000	—	$7,000
(3)
Mr. Steffenhagen served as the Company's Interim Chief Executive Officer from June 2007 until October 2008. Mr. Steffenhagen's salary only reflects amounts he received for his services as Interim Chief Executive Officer, and does not include any fees he receives as Chairman of the Board, which is included in other compensation (column i). Mr. Steffenhagen's option awards (column (f)) and other compensation (column (i)) consists of options and fees, respectively, he received for his service as Chairman of the Board of Directors. Please see "Compensation of Directors" for a discussion of board member compensation.

(4)
Mr. Doumitt was appointed the Company's Chief Executive Officer as of October 1, 2008. Previously, Mr. Doumitt served as the Company's Executive Vice President and General Manager—Blood Products from November 2007 to October 2008.

(5)
Mr. Chilton was appointed the Company's Executive Vice President, Chief Financial Officer and Corporate Secretary as of October 3, 2003. Mr. Chilton was also appointed the Company's General Manager—Blood Services as of October 1, 2008.

 GRANTS OF PLAN-BASED AWARDS

        The following table sets forth certain information with respect to grants of awards to the Named Executive Officers under the Company's non-equity and equity incentive plans during 2008:

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date (a)	Threshold ($) (b)	Target ($) (c)	Maxi- mum ($) (d)	Thresh- old (#) (e)	Target (#) (f)	Maxi- mum (#) (g)	All Other Stock Awards: Number of Shares of Stock or Units (#) (h)	All Other Option Awards: Number of Securities Underlying Options (#) (i)(1)	Exercise or Base Price of Option Awards ($/Sh) (j)
John P. Doumitt	3/19/08	—	—	—	—	—	—	115,385	—	—
	10/1/08	—	—	—	—	—	—	—	75,000	$0.53
Robert S. Chilton	2/21/08	—	—	—	—	—	—	47,200	—	—
	10/1/08	—	—	—	—	—	—	—	50,000	$0.53
Julian L. Steffenhagen	3/19/08	—	—	—	—	—	—	—	40,000	$0.26

(1)
The amount in column (i) for Julian L. Steffenhagen represents options granted as compensation for Mr. Steffenhagen's service as Chairman of the Board. Mr. Steffenhagen did not receive any option awards as compensation for his service as Chief Executive Officer.

 COMPENSATION COMMITTEE REPORT

        The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Compensation Committee (the "Committee") reviews and recommends to the Board of Directors the compensation and other terms and conditions of employment of the executive officers of the Company, as well as incentive plan guidelines for Company employees generally. The Board of Directors has determined that each member of the Compensation Committee is independent as that term is defined under the rules of the Nasdaq Stock Market.

  Compensation Philosophy

        The policies underlying the Committee's compensation decisions are designed to attract and retain the best-qualified management personnel available. The Company routinely compensates its executive officers through salaries. The Company, at its discretion, may, as it has in other years, reward executive officers through bonus programs based on profitability and other objectively measurable performance factors. Additionally, the Company uses stock options to compensate its executives and other key employees to align the interests of the executive officers with the interests of the Company's shareholders.

        In establishing executive compensation, the Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts overall Company performance with particular focus on an individual's contribution to the realization of operating profits and the achievement of strategic business goals. The Committee further attempts to rationalize a particular executive's compensation with that of other executive officers of the Company in an effort to distribute compensation fairly among the executive officers.

        Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation. When determining compensation for 2005, the Committee retained the services of an outside compensation consultant to compare the compensation of the officers of the Company against the compensation of other similar companies. This information was used, along with the perceived value of each officer to the organization, when determining the 2008 compensation for each officer. The number of shares covered by option grants is determined in the context of this review.

COMPENSATION COMMITTEE

March 18, 2009

Steven B. Gerber, M.D., Chair
Teresa S. Sligh, M.D.
Terry Van Der Tuuk

Narrative to Compensation Table

Employment Agreements

  Employment Agreement with John P. Doumitt

        Pursuant to a letter agreement dated December 31, 2008 (the "Doumitt Agreement"), John P. Doumitt is employed as the Company's Chief Executive Officer. The Doumitt Agreement provides that

Mr. Doumitt will receive an annual salary of $250,000 and a $1,000 per month car allowance, to be applied against expenses incurred for the use of his personal vehicle while on Company business. The Doumitt Agreement provides that Mr. Doumitt will receive a bonus of up to forty percent (40%) of his annual base salary for achieving specified goals determined by the Board of Directors. Mr. Doumitt's compensation package is reviewed annually by the Compensation Committee.

  Employment Agreement with Robert S. Chilton

        Pursuant to a letter agreement dated December 31, 2008 (the "Chilton Agreement"), Robert S. Chilton is employed as the Company's Executive Vice President and Chief Financial Officer. The Chilton Agreement provides that Mr. Chilton will receive an annual salary of $230,000 and a $1,000 per month car allowance, to be applied against expenses incurred for the use of his personal vehicle while on Company business. The Chilton Agreement provides that Mr. Chilton will receive a bonus of up to forty percent (40%) of his annual base salary for achieving specified goals determined by the Chief Executive Officer. Mr. Chilton's compensation package is reviewed annually by the Compensation Committee.

  Employment Arrangement for Julian L. Steffenhagen

        From June 28, 2007 until October 1, 2008, Julian L. Steffenhagen, the Company's Chairman of the Board, served at the request of the Board of Directors as the Company's Interim Chief Executive Officer. Mr. Steffenhagen and the Board of Directors agreed that Mr. Steffenhagen would serve as a per diem employee and would be compensated at an hourly rate of $187.50 per hour for his time devoted to Company operations. Mr. Steffenhagen received no additional compensation, beyond what is provided to Board members per the Company's Board compensation structure, for his time and efforts as a member of the Board of Directors, and as Chairman of the Board. Mr. Steffenhagen did not receive any Company provided benefits.

Employee Benefit Plans

  HemaCare Corporation 401(k) Profit Sharing Plan

        In 1990, the Company adopted the HemaCare Corporation 401(k) Profit Sharing Plan (the "Profit Sharing Plan"), which is intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company has amended the Profit Sharing Plan, from time to time, and last amended the plan in 2008. To be eligible, an employee must have been employed by the Company for at least thirty days, and be at least 21 years old. The Board of Directors can approve a match of the employee's elective deferrals for employees that have been employed with the Company for at least one year. The Board of Directors annually decides whether to match, and the amount of each match. For 2008, the Company elected to contribute a matching contribution of $0.35 for every $1.00 a participating employee deferred into the Profit Sharing Plan, up to a maximum of 5% of total compensation.

  Stock Option Plans

        In 1996, the Board of Directors, with shareholder approval, adopted the Company's 1996 Stock Incentive Plan (the "1996 Plan"). The purposes of the 1996 Plan are to (i) enable the Company to attract, motivate and retain top-quality directors, officers, employees, consultants and advisors, (ii) provide substantial incentives for such persons to act in the best interests of the shareholders of the Company, and (iii) reward extraordinary effort by such persons on behalf of the Company. The 1996 Plan provides for awards in the form of stock options, which may be either "incentive stock options" within the meaning of Section 422 of the Code, or non-qualified stock options, or restricted stock. The 1996 Plan expired on July 14, 2006, and no additional shares are available to be issued under the 1996

Plan. As of the Record Date, there were options outstanding under the 1996 Plan for 980,000 shares of Common Stock with exercise prices ranging from $0.46 to $2.52 and with expiration dates ranging from April 21, 2009 to May 23, 2016. As of the Record Date, 671,000 shares of Common Stock had been issued upon exercise of stock options granted under the 1996 Plan.

        In May 2006, the shareholders adopted the 2006 Equity Incentive Plan (the "2006 Plan"). The purpose of the 2006 Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the shareholders' interest and share in the Company's success. The 2006 Plan provides for awards in the form of stock options, which may be either "incentive stock options" within the meaning of Section 422 of the Code, or non-qualified stock options, stock awards, stock appreciation rights, or cash incentive payments. The total number of shares of Common Stock available for distribution under the 2006 Plan is 1,200,000. As of the Record Date, there were options and stock grants outstanding under the 2006 Plan for 877,585 shares of Common Stock with exercise prices ranging from $0.25 to $2.71 and with expiration dates ranging from August 16, 2017 to March 17, 2019.

  Employee Stock Purchase Plan

        In March 2004, the Board of Directors adopted the Company's Employee Stock Purchase Plan (the "ESPP") pursuant to which directors, officers and employees can purchase from the Company shares of the Company's Common Stock. Purchases under the ESPP may be made during each of the five business day periods (a "Purchase Period") commencing on the thirteenth business day following the Company's public announcement of its results of operations for the previous quarterly period. The purchase price is equal to the average closing price of the Common Stock during the ten trading days immediately preceding the Purchase Period. As originally adopted, the ESPP reserved 1,000,000 shares of Common Stock for sale under the ESPP. On August 9, 2008, the Board of Directors amended the ESPP to increase the total number of shares of Common Stock reserved for sale under the ESPP to 2,000,000. Since the inception of the plan, 1,430,000 shares of the Company's Common Stock have been purchased by qualified directors and officers.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth certain information regarding equity-based awards held by each of the Named Executive Officers as of December 31, 2008:

	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Options (#) Unexercisable (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($) (g)	Equity Inventive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)
John P. Doumitt	20,000	60,000	—	0.90	10/16/17	—	—	—	—
	—	—	—	—	—	115,385	$30,000	115,385	$30,000
	—	75,000	—	0.53	9/30/18	—	—	—	—
Robert S. Chilton	100,000	—	—	0.80	11/24/13	—	—	—	—
	40,000	10,000	—	1.41	03/16/15	—	—	—	—
	30,000	20,000	—	2.40	03/13/16	—	—	—	—
	50,000	—	—	1.20	09/10/17	—	—	—	—
	—	—	—	—	—	47,200	$11,800	47,200	$11,800
	—	50,000	—	0.53	9/30/18	—	—	—	—
Julian L. Steffenhagen	15,000	—	—	0.41	3/9/09	—	—	—	—
	15,000	—	—	2.25	2/28/10	—	—	—	—
	25,000	—	—	1.20	3/22/11	—	—	—	—
	25,000	—	—	1.09	3/24/12	—	—	—	—
	50,000	—	—	0.60	3/20/13	—	—	—	—
	40,000	—	—	0.46	3/21/14	—	—	—	—
	40,000	—	—	1.41	3/16/15	—	—	—	—
	40,000	—	—	2.40	3/13/16	—	—	—	—
	40,000	—	—	2.71	8/16/17	—	—	—	—
	40,000	—	—	0.26	3/18/18	—	—	—	—

(1)
The options generally vest in five equal increments, with the first increment vesting immediately upon grant, and the remaining four increments vesting over the next four years, usually on each anniversary from the grant date.

PENSION BENEFITS

        The table disclosing the actuarial present value of each Named Executive Officer's accumulated benefit under defined benefit plans, the number of years of credited service under each such plan, and the amount of pension benefits paid to each of the Named Executive Officers during the year is omitted because the Company does not have a defined benefit plan for Named Executive Officers. The only retirement plan available to Named Executive Officers in 2008 was the Company's Profit Sharing Plan, as discussed above under "Employee Benefit Plans," which is available to all employees.

NONQUALIFIED DEFERRED COMPENSATION

        The table disclosing contributions to nonqualified defined contributions and other deferred compensation plans, each executive's withdrawals, earnings and fiscal year ended balances in those plans is omitted because the Company has no nonqualified deferred compensation plans or benefits for executive officers or other employees of the Company.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The following sets forth potential payments payable to the Named Executive Officers upon termination of their employment or a change in control of the Company.

  Payment Upon Termination Without Cause

        Pursuant to John P. Doumitt's employment agreement, if his employment is terminated by the Company for any reason (except for negligence, illegal acts, breach of fiduciary duty, drug, alcohol or substance abuse, or disclosure of confidential information), and he releases the Company from any liability in relation to his employment, he will receive a severance payment equal to three months of his salary. Payment will occur in monthly pro-rata amounts to begin 60 days following execution of a general release of the Company.

        Pursuant to Robert S. Chilton's employment agreement, if his employment is terminated by the Company for any reason except for negligence, illegal acts, breach of fiduciary duty, drug, alcohol or substance abuse, or disclosure of confidential information), and he releases the Company from any liability in relation to his employment, he will receive a severance payment equal to six months of his salary. Payment will occur in monthly pro-rata amounts to begin 60 days following execution of a general release of the Company.

  Payment Upon Termination With Cause

        Pursuant to their employment agreements, if in connection with the termination of Messrs. Doumitt or Chilton, either committed gross negligence, illegal acts, breach of fiduciary duty, drug, alcohol or substance abuse, or disclosure of confidential information, they would not receive any severance payment.

        The vesting of any options awarded to the Named Executive Officers and their ability to exercise them upon termination will be governed by the terms of the 1996 Plan and the 2006 Plan and their stock option agreements. The 1996 Plan generally provides, that if the executive is terminated for any reason other than for cause, as determined by the Compensation Committee of the Board of Directors, death or "disability" (as defined), vested options will be exercisable until the earlier of (i) the expiration date of the option (generally ten years from date of grant), or (ii) for three months after the termination date of the executive, unless otherwise specified in the award agreement. In the event the executive is terminated for cause, the Compensation Committee can choose to terminate any or all of any unexercised vested options. The 2006 Plan generally provides, that if the executive is terminated for any reason other than for death or "disability" (as defined), vested options will be exercisable until the earlier of (i) the expiration date of the option (generally ten years from date of grant), or (ii) for three months after the termination date of the executive, unless otherwise specified in the award agreement. Under the 2006 Plan, the Compensation Committee of the Board of Directors can establish specific terms and conditions associated with the exercise of options. The plan agreements include requirements that in the event an employee is terminated for "cause" (as defined in the plan agreements), the unexercised vested options will terminate.

  Payment Upon Termination Due To Death or Disability

        The 1996 Plan generally provides, that if the executive dies or is "disabled" (as defined), the option will be exercisable by the executive or the executive's successor, as applicable, until the earlier of (i) the expiration date of the option (generally ten years from date of grant), or (ii) for six months after such death or "disability," to the extent such option was vested on the date of death or disability, unless otherwise specified in the award agreement. The 2006 Plan generally provides, that if the executive dies or is "disabled" (as defined), the option will be exercisable by the executive or the executive's successor, as applicable, until the earlier of (i) the expiration date of the option (generally ten years from date of grant), or (ii) for 12 months after such death or "disability," to the extent such option was vested on the date of death or disability, unless otherwise specified in the award agreement. The Named Executive Officers are also entitled to receive benefits under the Company's disability plan or payments under the Company's life insurance plan, as appropriate. The employment agreements do not provide for a payment to the executives in the event of termination due to death or disability.

  Payment Upon a Change in Control

        Mr. Doumitt and Mr. Chilton each have entered into a change of control agreement with the Company. Their change of control agreements provide that for one year following a change of control, if the employee were to be terminated or constructively terminated, other than for cause, death, disability, retirement or resignation other than for good reason, he will be entitled to the following benefits: (i) one times his annual base salary (at the highest base salary rate that he was paid in the 12 months prior to the date of termination), due within 30 days after the date of termination, payable either in a lump sum cash payment or in 12 equal monthly installments; (ii) continued health insurance benefits for the employee and his family for 12 months; and (iii) all his outstanding stock options previously granted under any of the Company's stock option plans, whether vested or unvested, would accelerate and become immediately exercisable for six months. The "constructive termination" is deemed to have occurred if: (i) the employee's position, authority, duties and responsibilities are not at least commensurate with those held during 120 days preceding the change of control; (ii) the employee's annual base salary and bonus compensation is reduced by more than five percent, unless this reduction is part of a uniformly applied program of reductions; (iii) the employee's services are required to be performed at a location more than 35 miles from his present location; or (iv) the employee has to engage in substantially increased amount of travel.

        A change in control under the change of control agreement means the occurrence of any one (or more) of the following:

  •
  any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), acquiring 30% or more of either: (i) the outstanding shares of Common Stock of the Company (unless it is an acquisition directly from the Company by the Company, by any employee benefit plan maintained by the Company, or a transaction to change the state of incorporation); or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote in the election of the Board;

  •
  the incumbent Board ceasing to constitute a majority of the Board, provided that a new director who was approved by a majority of the incumbent Board is considered as though he were a member of the incumbent Board (but excluding any new director who assumes office as a result of an election contest);

  •
  consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Company's assets (unless following such transaction: (i) the current beneficial owners of stock of the Company continue to own more than 60% of the outstanding shares and the total number of votes for the election of the Board; (ii) no person owns 30% of the outstanding shares or combined voting power of the resulting company; and (iii) a majority of the board resulting from such transaction were members of the incumbent Board at the time of the transaction); or

  •
  approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        The 1996 Plan and the 2006 Plan provide for accelerated vesting of outstanding options in the event of a change of control. Under the 2006 Plan, a change of control means:

  •
  any merger or consolidation in which the Company shall not be the surviving entity, or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the common stock in substantially the same proportions as immediately prior to such transaction;

  •
  the sale of all or substantially all of the Company's assets to any other person or entity, other than a wholly-owned subsidiary;

  •
  the acquisition of beneficial ownership of a controlling interest in the outstanding shares of common stock by any person or entity;

  •
  the dissolution or liquidation of the Company;

  •
  a contested election of directors, as a result of which or in connection with which the persons who were directors before such election or their nominees cease to constitute a majority of the Board; or

  •
  any other event specified by the Board, or a committee of the Board, regardless of whether at the time an award is granted or thereafter.

  Non-competition and non-solicitation provisions

        All employees of the Company are required to agree and acknowledge that they may not solicit other employees of the Company for potential employment elsewhere.

 REPORT OF AUDIT COMMITTEE

        The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Board of Directors maintains an Audit Committee comprised of three of the Company's directors. Each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and the SEC. Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

  •
  Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2008 including, but not limited to, explanations for significant trends and variations in accounts between years, critical accounting policies and areas of judgment, and all alternative treatments of financial information within generally accepted accounting principles; and

  •
  Obtained from management their representation that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

        The independent registered public accounting firm is responsible for performing an audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.

        The Audit Committee is responsible for selecting and periodically evaluating the performance of the independent registered public accounting firm and, if necessary, recommending that the Board of Directors replace the independent registered public accounting firm.

        In fulfilling its oversight responsibilities, the Audit Committee:

  •
  Discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as amended ("Communication with Audit Committees"), and

  •
  Received and discussed with the independent registered public accounting firm the written disclosures and the letter from the independent registered public accounting firm regarding independence as required by the rules of the Public Company Accounting Oversight Board as currently in effect, and whether the rendering of any non-audit services provided by them to the Company during fiscal 2008 was compatible with their independence.

        The Audit Committee operates under a written charter, which was adopted by the Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held four meetings during fiscal 2008. The Audit Committee evaluates its charter at least once each year and submits any recommended changes to the Board of Directors. In March 2009, the Audit Committee reviewed the charter and did not propose any changes to the Board of Directors.

        In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board (United States) or that the Company's registered public accounting firm is independent.

        Based upon the reviews and discussions described above, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

March 18, 2009

Steven B. Gerber, M.D., Chair
Teresa S. Sligh, M.D.
Terry Van Der Tuuk

Code of Ethics

        The Company has adopted a Code of Ethics that applies to its directors, principal executive officers and senior financial officers as required by the rules promulgated by the SEC. A copy of the Code of Ethics is available free of charge by writing to HemaCare Corporation, attention Corporate Secretary, 15350 Sherman Way, Suite 350, Van Nuys, California 91406 or can be found on our Company website at www.hemacare.com. The Company intends to disclose future amendments to, or waivers from, certain provisions of the Code of Ethics applicable to senior financial executives on the Company's website within ten business days following the date of such amendment or waiver.

Certain Relationships and Related Transactions

        The Company is not aware of any relationships or transactions between any of the Company's employees and any of its customers or vendors.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act, and the SEC's rules thereunder, require the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all reports they file. The SEC has established specific due dates for these reports and requires the Company to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis. Based solely on a review of the copies of such reports received or written representations from the reporting persons, the Company believes that during the 2008 fiscal year the directors, executive officers and persons who own more than 10% of the Company's Common Stock filed timely all reports required to be filed under Section 16(a) during the 2008 fiscal year.

 PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors, upon the recommendation of the Audit Committee, has ratified the selection of Stonefield Josephson, Inc. ("Stonefield") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

        Although this appointment is not required to be submitted to a vote of the Shareholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Shareholders ratify the appointment. If the Shareholders do not ratify the appointment, which requires the affirmative vote of a majority of the outstanding shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting, the Board of Directors will consider the selection of another independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2009

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Stonefield has audited the Company's financial statements since fiscal 2004 and has been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2009. All professional services rendered by Stonefield during 2008 were furnished at customary rates and terms. Representatives of Stonefield are expected to be present at the Meeting. They will have the opportunity to make a statement, if they so desire, and respond to appropriate questions from Shareholders.

        The Company paid the following fees to Stonefield for fiscal years 2007 and 2008:

	Year ended December 31,
	2008	2007
Audit Fees and Expenses
Audit Fees	$157,000	$111,000
Audit-Related Fees	7,000	47,000
Tax Fees	—	—
All Other Fees	8,000	3,000

Total:	$172,000	$161,000

        Audit Fees include fees for the audit examination of the Company's annual financial reports as presented in Form 10-K, and fees for the review of the Company's quarterly financial reports as presented in Form 10-Q. Audit-Related Fees are assurance and related services (e.g., due diligence services) that more specifically include, among others, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Tax Fees include fees to prepare the required Federal and the various state tax returns, in addition to preparing any extensions, quarterly estimates or other related services. All Other Fees include any other fees not included in the other three categories, and generally include fees related to providing consents for the inclusion of previously audited financial statements in the Company's various public filings and tax consultation services.

        The Audit Committee administers the Company's engagement of Stonefield and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the

Audit Committee considers whether the engagement could compromise the independence of Stonefield, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by Stonefield of any non-audit services related to the fees on the table above did not affect their independence. Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise in which it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSALS OF SHAREHOLDERS FOR 2010 ANNUAL MEETING

        Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. See "Procedures for Shareholder Proposals" and "Procedures for Shareholder Nominations." The 2010 annual meeting of shareholders is presently expected to be held on or about May 26, 2010.

        SEC rules provide that any shareholder proposal to be included in the proxy statement for the Company's 2010 annual meeting must be received by the Secretary of the Company at the Company's offices at 15350 Sherman Way, Suite 350, Van Nuys, California 91406 prior to December 19, 2009, in a form that complies with applicable regulations. If the date of the 2010 annual meeting is advanced or delayed more than 30 days from the date of the 2009 annual meeting, shareholder proposals intended to be included in the proxy statement for the 2010 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2010 annual meeting. Upon any determination that the date of the 2010 annual meeting will be advanced or delayed by more than 30 days from the date of the 2009 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

        SEC rules also govern a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to the Company prior to March 4, 2010, the proxies solicited by the Board of Directors for the 2010 annual meeting of shareholders will confer authority on the proxyholders to vote the shares in accordance with the recommendation of the Board of Directors if the proposal is presented at the 2010 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2010 annual meeting is advanced or delayed more than 30 days from the date of the 2009 annual meeting, then the shareholder proposal must not have been submitted to the Company within a reasonable time before the Company mails the proxy statement for the 2010 annual meeting.

FORM 10-K

        A copy of the Company's Form 10-K for the fiscal year ended December 31, 2008 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the Proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Stonefield Josephson, Inc., the Company's independent registered public accounting firm for fiscal 2007 and 2008.

        The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended December 31, 2008 upon the written request of any beneficial owner of the Company's securities as of the Record Date and reimbursement of the Company's reasonable expenses. Such request should be addressed to the Company c/o Robert S. Chilton, Corporate Secretary, at 15350 Sherman Way, Suite 350, Van Nuys, California 91406. The Form 10-K and exhibits are available at no charge on the SEC's website, www.sec.gov.

        SHAREHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
HEMACARE CORPORATION
Robert S. Chilton, Secretary

April 20, 2009
Van Nuys, CA

<STOCK#> 0 2 1 6 6 8 2 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. HEMACARE CORPORATION 011EHB 1 UPX PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B The undersigned hereby ratifies and confirms all that the Proxyholder, or his substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 01 - Julian L. Steffenhagen 04 - Terry Van Der Tuuk 02 - Steven B. Gerber, M.D. 03 - Teresa S. Sligh, M.D. 1. Election of Directors: For Withhold For Withhold For Withhold 05 - John P. Doumitt 06 - Robert S. Chilton + + X

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — HEMACARE CORPORATION Annual Meeting of Shareholders May 27, 2009 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF HEMACARE CORPORATION The undersigned shareholder(s) of HemaCare Corporation (the “Company”) appoints John Doumitt as proxy, with the power to appoint his respective substitutes, and authorizes him to represent and to vote, as designated herein (including, as to the election of directors, the discretionary authority to cumulate votes), all the shares of Common Stock of the Company held of record by the undersigned on April 13, 2009, at the annual meeting of shareholders to be held on May 27, 2009 (the “Meeting”) or any continuation, adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN, AND “FOR” RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING, A PROPOSAL TO ADJOURN OR POSTPONE THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDER IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS. The Proxy will be voted in accordance with the instructions set forth on the reverse side. If instructions are not given, this Proxy will be treated as a GRANT OF AUTHORITY TO VOTE “FOR” the election of all nominees whose names appear herein, and “FOR” ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm, and in accordance with the recommendations of a majority of the Board of Directors on such other business as may come before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPED PROVIDED. The undersigned hereby ratifies and confirms all that the Proxyholder, or his substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice. (Continued and to be signed on back)

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 1 6 6 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X HEMACARE CORPORATION 011EGB 6 1 A V + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C The undersigned hereby ratifies and confirms all that the Proxyholder, or his substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Change of Address — Please print new address below. 01 - Julian L. Steffenhagen 04 - Terry Van Der Tuuk 02 - Steven B. Gerber, M.D. 03 - Teresa S. Sligh, M.D. 1. Election of Directors: For Withhold For Withhold For Withhold 05 - John P. Doumitt 06 - Robert S. Chilton

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting of Shareholders May 27, 2009 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF HEMACARE CORPORATION The undersigned shareholder(s) of HemaCare Corporation (the “Company”) appoints John Doumitt as proxy, with the power to appoint his respective substitutes, and authorizes him to represent and to vote, as designated herein (including, as to the election of directors, the discretionary authority to cumulate votes), all the shares of Common Stock of the Company held of record by the undersigned on April 13, 2009, at the annual meeting of shareholders to be held on May 27, 2009 (the “Meeting”) or any continuation, adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN, AND “FOR” RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING, A PROPOSAL TO ADJOURN OR POSTPONE THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDER IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS. The Proxy will be voted in accordance with the instructions set forth on the reverse side. If instructions are not given, this Proxy will be treated as a GRANT OF AUTHORITY TO VOTE “FOR” the election of all nominees whose names appear herein, and “FOR” ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm, and in accordance with the recommendations of a majority of the Board of Directors on such other business as may come before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPED PROVIDED. The undersigned hereby ratifies and confirms all that the Proxyholder, or his substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice. (Continued and to be signed on back) Proxy — HEMACARE CORPORATION

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HEMACARE CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 27, 2009
IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.
HEMACARE CORPORATION 15350 Sherman Way, Suite 350 Van Nuys, CA 91406 (818) 226-1968
PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE BOARD OF DIRECTORS' NOMINEES.
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
COMPENSATION COMMITTEE REPORT
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
REPORT OF AUDIT COMMITTEE
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2009
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSALS OF SHAREHOLDERS FOR 2010 ANNUAL MEETING
FORM 10-K